Exhibit 10.26

SONY MUSIC ENTERTAINMENT

25 Madison Avenue

New York, NY 10010

United States

SPOTIFY AB

Birger Jarlsgatan 61,

Stockholm, SE 113 56

Sweden

April 11, 2017 (“Amendment Effective Date”)

Amendment to Digital Distribution Agreement: Student Offer

We refer to the Digital Distribution Agreement entered into between Sony Music Entertainment (“Label”) and Spotify AB (“Company”) with an Effective Date of April 1, 2017 and all Exhibits attached thereto (the “Agreement”). All terms defined in the Agreement and used herein shall have the same meanings as given to them in the Agreement unless otherwise defined herein.

Whereas, from time to time ****, Company wishes to make available to Qualifying Individuals (as defined below) access to the Premium Subscription at a discounted retail price, Label and Company hereby agree as follows:

1.	Definitions. As used in this Amendment:

**** means the period of **** commencing on the Amendment Effective Date.

**** means ****.

“Approved Verification Method” shall mean, in connection with any particular country, a method for verifying an individual’s status as a Qualifying Individual in such country, as approved by Label in advance in writing. The methods set out in Annex 1 for each country shall be deemed approved by SME as of the Amendment Effective Date.

“Approved Verification Partner” means a third party provider of verification services which is (i) reasonably likely capable of confirming a person’s status as a Qualifying Individual using an Approved Verification Method; and (ii) approved by Label in advance in writing in respect of persons ****. The third party providers set out in Schedule 1 shall be deemed approved by SME as of the Amendment Effective Date.

“Qualifying Individual” means an End User who is (i) **** one of ****; and (ii) registered as studying for a bachelor degree, post-graduate degree or equivalent higher education course at a state-accredited, post-secondary educational institution (i.e. university/college) **** one of the ****.

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

“Student Offer” means an offer made by Company or a third party whereby Qualifying Individuals can benefit from a discounted retail price for access to the Premium Subscription.

2.	Wholesale discount. Subject always to the remaining terms and conditions of this Amendment:

(a)	****, Company shall pay Label and Orchard in connection with each Qualifying Individual who is registered for the Student Offer in accordance with the Wholesale Fees set out in the Agreement, provided that ****.

(b)	Notwithstanding sub-section (a) above:

(i)	**** for which any **** shall apply hereunder in respect of a **** shall be ****;

(ii)	no wholesale discount shall apply hereunder in respect of any Qualifying Individual who subscribes to any multi-account product (e.g. family plan) made available by Company from time to time;

(iii)	where a **** is applied hereunder in connection with ****, no other **** may be applied in connection with **** under the Agreement (e.g. ****); and

(iv)	no wholesale discount shall apply hereunder where the Student Offer has been **** and (x) Label has not previously been notified by Company of the ****; and/or (ii) the Student Offer is **** Company in the ****.

(c)	For the avoidance of doubt, Company shall pay Label and Orchard in accordance with sub-section (a) above regardless of whether a Qualifying Individual who purchases access to the Student Offer, including via a third party, completes any further registration or activation steps required to use the Premium Subscription.

3.	Verification requirements. Company shall verify each End User’s status as a Qualifying Individual in accordance with all of the following requirements:

(a)	At the point an End User initially attempts to register for the Student Offer (including where an individual who is not an End User is required to become one as part of such registration process), Company shall verify status as a Qualifying Individual utilizing an Approved Verification Partner ****. To the extent Company permits an End User who cannot be verified as a Qualifying Individual to benefit from the Student Offer, no wholesale discount shall apply to otherwise applicable Wholesale Fees under the Agreement.

(b)	In connection with each **** from the Student Offer, Company shall **** as a **** at least once every ****. To the extent Company permits an **** as a **** to **** from the ****, no **** to otherwise applicable **** under the Agreement from the **** on which ****, even if **** process reveals that the **** to be a **** some time before the ****.

(c)	Regardless of the verification of End User’s status pursuant to sub-sections (a) and (b) above, in the event Company has actual knowledge that an End User no longer has the status of a Qualifying Individual.

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

(d)	Company shall (or will procure that Approved Verification Providers shall) police all Approved Verification Methods using best-in-class technology and methods (e.g. ****) to identify ****.

(e)	Company shall secure **** in respect of each Approved Verification Partner use of Approved Verification Methods, which such **** permits Company to **** by ****. No more than **** period during the term of the Agreement, Label will be entitled to request that Company exercise its **** with the Approved Verification Partner, provided, however, for the avoidance of doubt, Label shall have no right to select Company’s ****.

(f)	In the event that, notwithstanding Label’s approval of any particular Approved Verification Partner and Approved Verification Methods in ****, any such Approved Verification Method used for checking eligibility is subsequently found to be **** leading to ****, Label shall have the **** Company, which **** of the **** solely in relation to any potentially affected students in the ****, and in any case Company shall engage with the Approve Verification Provider concerned in order to attempt to resolve the ****. In the event that such **** are not resolved to Label’s satisfaction within a period of **** days from the date of Label’s notice, Label shall have the right to **** until it has been demonstrated that the ****.

4.	Post-discount. At the point Company withdraws the Student Offer in respect of any particular End User for any reason, including without limitation because ****, or at the point Company chooses to withdraw the Student Offer in respect of all End Users registered for the same for any reason, Company shall, subject to local law and regulation, ensure that all such End Users continue to be subscribed to the Premium Subscription.

5.	****. Label shall be entitled to **** provided hereunder on a **** in accordance with the following:

(a)	****. If, in respect of any of ****, at any point following a period of **** after launch of the Student Offer in ****, the **** (i.e. **** reported by Company under key ****) in that ****, as calculated on a ****, is **** to have ****, then Label and Company shall hold good faith discussions regarding the **** with a view to **** the ****. If after **** of such reasonable good faith discussions the parties cannot agree an **** the **** for that ****, then Label shall have the **** and Company **** available to **** without further ****.

(b)	All ****. In respect of any particular ****, including but not limited to ****:

(i)	If, during the **** after launch of the Student Offer in such ****, more than **** of the **** in such **** were, in the **** prior to **** to the **** (i.e. **** reported by Company under key ****); and/or

(ii)	If, at any time from the start of the **** after launch of the Student Offer in ****, more than **** of the **** in **** were, in the **** prior to **** to the **** (i.e. **** reported by Company under key ****); and/or

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

(iii)	If, at any time, the **** to the **** more than **** of the **** to the **** (i.e. **** reported by Company under key ****) in ****,

then Label shall have a right, solely in respect of ****, to serve no fewer than **** notice to **** in **** (the “****”). During the ****, the Label and Company shall discuss in good faith all relevant issues leading to **** the applicable **** set forth in (i), (ii) and/or (iii) above, with a view to ****. However, and for the avoidance of doubt, in the absence of **** notice, the **** shall be **** concerned at the end of the ****. Company may thereafter **** available to subscribers to the Student Offer in that **** without further ****.

(c)	For the avoidance of doubt, any requirement for End **** before **** to the **** does not stop such End Users being deemed to have been **** to the **** beforehand for the purpose of ****.

6.	Reporting. Company shall include reporting for Student Offers on a **** basis as a separate, dedicated line-item in monthly Financial Statements. Company shall also deliver additional ****, on a **** basis, in the same format as provided as of the Amendment Effective Date for **** (e.g. including **** to the **** that were **** to the **** in the **** prior to **** to the ****), as well as additional reporting on **** (i.e. first report due by **** following the Amendment Effective Date) and per **** (e.g. share of each **** for successful applications, number/share of ****, number/share of ****, number/share of **** subscribers when re-verified—e.g. at the end of the ****-per-user period, and any other data or report that **** or other Approved Verification Providers can communicate on a regular basis).

7.	****. Company warrants that, to the extent **** (as defined below) as of the Amendment Effective Date, and/or to the extent ****:

(i)	to **** such **** on the basis of **** than it is **** Label in connection with the ****;

(ii)	to **** such ****in connection with **** pertaining to subscribers to the Student Offer;

(iii)	to provide such **** in connection with the Student Offer which is ****such ****; and

(iv)	to provide such **** in connection with the **** that which is required hereunder),

then it shall **** to Label **** Amendment in order that they are not **** with the **** to the date ****. For the purposes of this section, the ****.

8.	United Kingdom, Germany and United States. The terms and conditions of this Amendment shall supersede all previously agreed terms and conditions in respect of discounted Wholesale Fees for students, including for the avoidance of doubt (a) the ‘Discount Programmes General Amendment’ entered into by Label and Company dated November 25, 2014, together with the accompanying ‘Discount Schedules’ for the United Kingdom and Germany full executed on January 27, 2015; and (b) the ‘US Student Discount Programme’ entered into by Label and Company dated February 28, 2014. Label reserves its right to **** in the United Kingdom and Germany, subject to review of a **** describing the proposed verification methods and subject to compliance with other requirements detailed in this Amendment. Company commits to **** in the United Kingdom no later than the date that is **** following the Amendment Effective Date, unless the service provided by **** is deemed **** as described above, as accepted and agreed by Label in writing.

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Except as otherwise provided herein, all other terms and conditions of the Agreement shall remain unaffected and in full force and effect.

Very truly yours,		ACCEPTED AND AGREED:

SONY MUSIC ENTERTAINMENT		SPOTIFY AB

By:	/s/ Stuart Levene	By:	/s/ Peter Grandelius

Title:	SVP, Business & Legal Affairs	Title:	Associate General Counsel

Date:	July 14, 2017	Date:	July 7, 2017

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ANNEX 1

Approved Verification

****	Approved Verification Partner(s)	Approved Verification Method

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

****	****	See Annex 2

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

ANNEX 2

Approved Verification Methods for ****

It is anticipated that at least one of the primary, secondary and tertiary verification methods described below will be available via **** in all countries. Where only one such method is available in a particular country, that method shall be deemed approved by Label for such country as of the Amendment Effective Date. Where portal verification is available in a country, only that method shall be deemed approved by SME. Where portal verification is not available in a country, but campus ID verification is available, campus ID verification shall be deemed approved and manual verification may be used as a back-up solution if required.

Primary method: portal verification

This method requires individuals to prove their current student status by authenticating with their institutions’ learning portal through a Single Sign On (SSO) or, in the USA, by confirming their current status through the US National Clearing House database.

In order to confirm eligibility, the Approved Verification Partner shall collect data relating to the individual being verified, including:

•	****

•	****

•	****

•	****

•	****

•	****

•	****

•	****

•	****

Secondary method: campus ID verification

This method requires individuals to validate their student enrolment by being connected to a valid IP address (e.g. being connected to campus wifi) from the same eligible institution they declare as their university/college when they are registering for the Student Offer, and by verifying a valid email address available only to those that are or have been associated with the university/college concerned.

Tertiary method: manual verification

This method requires individuals to upload an official document issued by the school/university (e.g. university ID card) and including the full name of the student, an issue date within the current term, and the full name of the college/university that the student is attending. **** (or other approved Verification Partner) will manually check the content of the qualifying document submitted by the end user and will use ‘image manipulation fraud detection’ technology to detect whether the document was manipulated or altered.

**** Confidential portion omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.